Revenue from Contracts with Customers - Contract Assets Table (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2018	Dec. 31, 2017
Change in Contracts with Customer, Asset [Roll Forward]
Balance at December 31, 2017	$ 0
Cumulative effect of adopting Topic 606	5,950
Amounts transferred to Accounts receivable, net from contract assets recognized in the adoption effect	(4,952)
Additional estimated revenues recognized	30,519
Cumulative catch up adjustment for change in estimated consideration due to cost of service rate updates	16,104
Balance at December 31, 2018	47,621
Contract assets at December 31, 2018
Other current assets		$ 5,399	$ 0
Other assets		42,222
Total contract assets from contracts with customers	$ 0	$ 47,621	$ 0